                      Morgan Stanley Flexible Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Sungar  7/27/    -     $100.0 $1,000,  200,00    0.02%  0.06%   Deutsc  Deutsc
d Data    05             0    000,000     0                       he      he
10.25%                          .00                              Bank    Bank
due 8-                                                          Securi
 15-15                                                          ties,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                Deutsc
                                                                  he
Sungar  7/27/    -     $100.0 $1,600,  300,00    0.02%  0.09%    Bank   Deutsc
d Data    05             0    000,000     0                     Securi    he
9.125%                          .00                             ties,    Bank
due 8-                                                          Goldma
 15-13                                                            n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                 Banc
                                                                  of
Knight  8/16/    -     $99.50 $400,00  420,00    0.00%  0.13%   Americ   Bank
Ridder    05                  0,000.0     0                     a LLC,    of
 Inc.                            0                              Goldma  Americ
 5.75%                                                            n,       a
9/1/20                                                          Sachs
  17                                                            & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.